SUPPLEMENT TO DAILY MONEY FUND
U. S. TREASURY PORTFOLIO: CLASS B
DECEMBER 20, 1996
STATEMENT OF ADDITIONAL INFORMATION

   EFFECTIVE JANUARY 2, 1997, CLASS B SHARES OF THE FUND MAY, UPON REDEMPTION, BE ASSESSED A CONTINGENT DEFERRED SALES CHARGE (CDSC) BASED ON THE FOLLOWING SCHEDULE:
From Date of Purchase   Contingent
                        Deferred
                        Sales Charge

Less than 1 year                      5%

1 year to less than 2 years           4%

2 years to less than 3 years          3%

3 years to less than 4 years          3%

4 years to less than 5 years          2%

5 years to less than 6 years          1%

6 years to less than seven years A    0%

A AFTER A MAXIMUM HOLDING PERIOD OF SEVEN YEARS, CLASS B SHARES WILL CONVERT AUTOMATICALLY TO INITIAL CLASS SHARES OF THE FUND.
Investment professionals with whom FDC has agreements receive as compensation from FDC a concession equal to 4.00% of the amount of your direct purchase of Class B shares.
   EFFECTIVE MAY 9, 1997, THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN "ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION" ON PAGE 9.
CLASS B WAIVERS.     The contingent deferred sales charge (CDSC) on Advisor
Class    B     shares may be waived (1)    in the case of     disability or
death, provided that the redemption is made within one year following the death or initial determination of disability, (2) in connection with a total or partial redemption made in connection with distributions from retirement plan accounts at age 70 1/2 which are permitted without penalty
pursuant to the Internal Revenue Code, or (3)    in connection with
redemptions through the Fidelity    Advisor     Systematic Withdrawal
Program.
   EFFECTIVE MAY 9, 1997, THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION FOUND IN "ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION" ON PAGE 9.
FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM. If you own Class B shares worth $10,000 or more you can have monthly or quarterly checks sent from your account to you, to a person named by you, or to your bank checking account. Aggregate redemptions per twelve month period from your Class B account may not exceed 10% of the value of the account and are not subject to a CDSC; and you may set your withdrawal amount as a percentage of the value of your account or a fixed dollar amount. Your Systematic Withdrawal Program payments are drawn from Class B share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted.
THE FOLLOWING INFORMATION HAS BEEN ELIMINATED FROM "MANAGEMENT CONTRACTS" ON PAGE 14.
To comply with the California Code of Regulations, FMR will reimburse the fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 21/2% of the first $30 million, 2% of the next $70 million, and 11/2% of average net assets in excess of $100 million. When calculating the fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses and custodian fees attributable to investments in foreign securities.

SUPPLEMENT TO THE
DAILY MONEY FUND
U.S. TREASURY PORTFOLIO - CLASS B
DECEMBER 20, 1996 PROSPECTUS
SHAREHOLDER MEETING. On May 9, 1997 a meeting of the shareholders of U.S. Treasury Portfolio will be held to approve changes to the fund's expense structure including approval of: (a) an amended Management Contract; (b) a new Distribution and Service Plan for the Initial Class of the fund; and
(c) a new Distribution and Service Plan for Class B of the fund. If shareholders approve the proposed changes to the fund's expense structure, the amended Management Contract and new Distribution and Service Plans will become effective on May 31, 1997. The proposed changes to the fund's expense structure, if approved, will reduce the management fee rate paid by the fund from 0.50% to 0.25%. For Initial Class shareholders the proposed management fee rate reduction will be offset by the addition of a 0.25% distribution fee. For Class B shareholders, the proposed management fee rate reduction will be offset by a restructuring of the current distribution fee arrangement. FMR currently pays part of Class B's 0.75% distribution fee from its management fee. Under the new Class B Distribution and Service Plan, Class B will pay the entire 0.75% distribution fee and the 0.25% shareholder service fee will remain unchanged.
A copy of the proxy statement may be obtained free of charge by calling 1-800-843-3001.
The following information replaces similar information found in "Who May Want to Invest" on page P-3.
 The fund is composed of two classes of shares. Both classes of the fund have a common investment objective and investment portfolio. Initial Class shares do not have a sales charge, but do pay a distribution fee. Class B shares do not have a front-end sales charge, but do have a contingent deferred sales charge (CDSC) and pay a distribution fee and a shareholder service fee. Performance of one class of shares of the fund may be different from the performance of another class of shares of the fund because of different sales charges and class expenses. For example, because Initial Class shares do not have a sales charge, have a lower distribution fee and do not have a shareholder service fee, Initial Class shares are expected to have a higher total return than Class B shares. You may obtain more information about Initial Class shares, which are not offered through this prospectus, from your investment professional or by calling Fidelity Client Services at 1-800-843-3001.
The following information replaces similar information found in "Expenses" on page P-3.
Maximum CDSC (as a % of the lesser                         5.00
of original purchase price or redemption proceeds)         A

Maximum sales charge on reinvested distributions         Non
                                                         e

Redemption fee         Non
                       e

Exchange fee         Non
                     e

A DECLINES OVER 6 YEARS FROM 5.00% TO 0%.
The following information replaces similar information found in "Expenses" on page P-4.
EXPENSE TABLE EXAMPLE: You would pay the following expenses, including the maximum front-end sales charge or CDSC, as applicable, on a $1,000 investment, assuming a 5% annual return and either (1) full redemption or
(2) no redemption, at the end of each time period:
If you purchased Class B shares directly in connection with the Program or by exchange from a Fidelity Advisor equity or long-term bond fund.
      1 Year         3             5             10
                     Years         Years         Years
                                                 B

(1)   $ 64A          $ 74A         $ 97A         $ 129

(2)   $ 14           $ 44          $ 77          $ 129

A REFLECTS DEDUCTION OF APPLICABLE CDSC.
B REFLECTS CONVERSION TO INITIAL CLASS SHARES AFTER SEVEN YEARS.
   Effective May 9, 1997, the following information supplements information found in "How to Buy Shares" on page P-11.
    PURCHASE AMOUNTS OF MORE THAN $250,000 WILL NOT BE ACCEPTED FOR CLASS B SHARES.
Effective May 9, 1997, the following information supplements information found in "Investor Services" on page P-14.
FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your Class B account. Accounts with a value of $10,000 or more in Class B shares are eligible for this program. Aggregate redemptions per twelve month period from your Class B account may not exceed 10% of the account value and are not subject to a CDSC.
The following information replaces similar information found in "Transaction Details" on page P-16.
Class B shares purchased directly in connection with the Program will be assessed a CDSC based on the following schedule:
From Date of Purchase   Contingent
                        Deferred
                        Sales Charge

Less than 1 year         5%

1 year to less than      4%
2 years

2 years to less than     3%
3 years

3 years to less than     3%
4 years

4 years to less than     2%
5 years

5 years to less than     1%
6 years

6 years to less than     0%
seven years A

A AFTER A MAXIMUM HOLDING PERIOD OF SEVEN YEARS, CLASS B SHARES WILL CONVERT AUTOMATICALLY TO INITIAL CLASS SHARES OF THE FUND.
Investment professionals with whom FDC has agreements receive as compensation from FDC a concession equal to 4.00% of the amount of your direct purchase of Class B shares.
CONVERSION FEATURE. After a maximum    holding per    iod of seven years
from the initial date of purchase, Class B shares convert automatically to Initial Class shares of the fund. Conversion to Initial Class shares will be made at NAV. At the time of conversion, a portion of the Class B shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Initial Class shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.
   Effective May 9, 1997, the following information replaces similar information found in "Transaction Details" on page P-17.
REINSTATEMENT PRIVILEGE. If you have sold all or part of your Class B shares, you may reinvest an amount equal to all or a portion of the redemption proceeds in Class B shares of the fund or Class B shares of a Fidelity Advisor fund, at the NAV next determined after receipt of your
investment order, provided that such reinvest   ment     is made within 90
days of redemption. Under these circumstances, the dollar amount of the CDSC you paid will be reimbursed to you by reinvesting that amount in Class B shares of the fund or Class B shares of the Fidelity Advisor fund, as applicable. You must reinstate your Class B shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class B shares had not been redeemed.
   Effective May 9, 1997, the following information replaces similar information found in "Sales Charge Reductions and Waivers" on page P-19.
    THE CDSC ON CLASS B SHARES MAY BE WAIVED:
    1. In cases of disability or death, provided that Class B shares are redeemed within one year following the death or the initial determination of disability;
    2. In connection with a total or partial redemption related to certain distributions from retirement plans or accounts; or
3. In connection with redemptions through the Fidelity Advisor Systematic Withdrawal Program.